STATEMENT OF ADDITIONAL INFORMATION

Supplement dated March 8, 2018

to the Statement of Additional Information dated November 1, 2017

AmericaFirst Quantitative Strategies Fund

Class A: AFIAX  Class C: AFISX Class I: AFIIX

AmericaFirst Tactical Alpha Fund

Class A: ABRFX  Class U: ABRUX  Class I: ABRWX

AmericaFirst Income Fund

Class A: AFPAX  Class U: AFPUX  Class I: AFPIX

AmericaFirst Defensive Growth Fund

Class A: DGQAX  Class U: DGQUX  Class I: DGQIX

AmericaFirst Seasonal Rotation Fund

Class A: STQAX  Class U: STQUX  Class I: STQIX

AmericaFirst Large Cap Share Buyback Fund

Class A: SBQAX  Class U: SBQUX Class I: SBQIX

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The following supplements the information provided under the heading “ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS.”

Private Investment Funds.  The Funds may invest in privately-offered investment funds that are exempt from registration under the Securities Act of 1993 and are typically excluded from the definition of investment company under the Investment Company Act of 1940 (“1940 Act”).  These private investment funds are commonly referred to as private funds, private equity funds, PE funds, or VC funds.  Additionally, these private investment funds are generally available only to accredited investors, such as the Funds and other institutional investors.  The Funds may invest in primary offering as well as secondary offerings.

Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds are used by private equity investors to acquire private and public companies, as well as divisions of larger companies. Private equity specialists seek to uncover value enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

Private equity investments held by private investment funds may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives. Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such funds, investors usually commit to provide up to a certain amount of capital when requested by the fund’s manager or general partner. The general partner then makes private equity investments on behalf of the private investment fund. The private investment fund’s investments are usually realized, or “exited” after a four to seven year holding period through a private sale, an initial public offering (“IPO”) or a recapitalization. Proceeds of such exits are then distributed to the private investment fund’s investors. The private investment funds themselves typically have a term of seven to twelve years.

Venture Capital, Growth Capital, Special Situations, and Buyouts

Different private equity strategies may refer to “financing stages” (stage of development) and may have distinct risk, return and correlation characteristics, and play different roles within a private equity portfolio.  Broadly speaking, private equity investments can be broken down into four financing stages: venture capital, growth capital, special situations, and buyouts. These categories may be further subdivided based on the investment strategies that are employed. The Funds intend to invest primarily in venture capital.

Venture Capital.  Investments in new and emerging companies are usually classified as venture capital.  Such investments are often in technology and healthcare-related industries.  Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public.  Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors.

Growth Capital.  These typically involve minority investments in established companies with strong growth characteristics. Companies that receive growth capital typically have established customers and mature business models.

Special Situations.  These typically involve a broad range of investments including mezzanine, distressed debt, energy/utility investing and turnarounds may be classified as special situations.

Buyouts.  These typically involve control investments in established, cash flow positive companies and are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions — particularly in the large-cap segment. Overall, debt financing typically makes up 50-70% of the price paid for a company.

Valuation

The private investment funds will invest a large percentage of their assets in certain securities and other financial instruments that do not have readily ascertainable market prices. Therefore, the private investment funds also do not have readily ascertainable market prices. Procedures, approved by the Board, provide that valuations for private investment funds will be determined based primarily on valuations provided by private investment fund managers, provided that such values will be adjusted for any other relevant information, if any, available at the daily time a Fund values its portfolio holdings.  Such relevant information may include capital activity, information regarding any impairments or changes from the private investment fund manager, and material events occurring between the reference dates of the private investment fund manager’s valuations and the relevant valuation date for a Fund.  Generally, private investment fund managers typically provide valuations on a quarterly, or less frequent, basis whereas the Fund must consider valuations on an ongoing daily basis using its valuation methodology. However, while any model that may be used would be designed to assist in confirming or adjusting valuation recommendations, a Fund will not be able to confirm with certainty the accuracy of a private investment fund manager’s valuations until the Fund receives the private investment fund’s audited annual financial statements and, as with all models, any imperfections, errors, or limitations in the pricing model could affect the ability of the Fund to accurately value private investment fund assets on a monthly basis.

Primary Investments. Primary investments (primaries) are interests or investments in newly-established private investment funds. Most private investment fund sponsors raise new funds only every two to four years, and many top-performing funds are closed to new investors. Because of the limited windows of opportunity for making primary investments in particular private investment funds, strong relationships with leading fund sponsors are highly important for primary investors.  Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.  Primary investments typically exhibit “J-curve” performance, in which their net asset value typically declines moderately during the early years of the private investment fund’s life as investment-related fees and expenses are incurred before investment gains have been realized.  As a private investment fund matures and as portfolio companies are sold, the pattern typically reverses with increasing net asset value and distributions.  There can be no assurance, however, that any or all primary investments made by a Fund will exhibit this pattern of investment returns.  Primary investments are usually five to thirteen years in duration, while underlying investments in portfolio companies generally have a three to seven year duration, if not longer.

Selection of Private Investment Funds

The Advisor uses various resources to identify and source the availability of promising private investment funds.  The Advisor’s diligence process focuses on risk management, investment and operational diligence.  The Advisor will select investment strategies and private investment funds on the basis of availability, pricing in the case of secondaries and various qualitative and quantitative criteria, including the Advisor’s analysis of actual and projected cash flows and past performance of a private investment fund during various time periods and market cycles; and the private investment fund manager’s reputation, experience, expertise, and adherence to investment philosophy. After making an investment in a private investment fund, and as part of its ongoing diligence process, the Advisor will seek to: track operating information and other pertinent details; participate in any periodic conference calls with a private investment fund’s manager and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and legal terms of the investment are also considered.

Secondary Investments. Secondary investments (secondaries) are interests in existing private investment funds that are acquired in privately negotiated transactions, typically after the end of the private investment fund’s fundraising period.  Because secondaries typically already have invested in portfolio companies, they are viewed as more mature investments than primaries and further along in their development pattern. As a result, their investment returns may not exhibit the downside of a J-curve pattern expected of primaries in their early stages. There can be no assurance, however, that any or all secondary investments made by a Fund will exhibit this pattern of investment development.

Risks

A Fund’s performance depends upon the performance of the private investment funds’ managers and selected strategies, the adherence by such managers to such selected strategies, the instruments used by such managers and the Advisor’s ability to select managers and strategies and effectively allocate Fund assets among the private investment funds.  A Fund’s investment portfolio may consist of private investment funds that hold securities issued primarily by privately-held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.  The securities in which a private investment fund manager may invest may be among the most junior in a portfolio company’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.  A manager’s investments, depending upon strategy, may be in companies whose capital structures are highly leveraged.  Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.  Fund investors will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, carried interests, incentive allocations or other fees and expenses at the private investment funds level.  Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

A Fund’s investments in private investment funds, and many of the investments held by the private investment funds, will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. Neither the Advisor nor the Board of Trustees will be able to confirm independently the accuracy of the managers’ valuations (which are unaudited, except at year-end). This risk is exacerbated to the extent that private investment funds generally provide valuations only on a quarterly basis or less-frequent basis.  While such information is provided on a quarterly or less-frequent basis, the Funds will provide valuations, and will issue shares, on a daily basis.

Private investment funds will not be registered as investment companies under the 1940 Act, and, therefore, a Fund and its investors, as investors in such private investment funds, may not avail themselves of 1940 Act protections.  Other than as provided in a private funds operating or investment agreement, investors such as a Fund will have no right to receive information about the private investment funds or managers, and will typically have no recourse against private investment funds or their managers.  Each Fund intends to continue qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“Code”) but may be subject to income tax liability if it fails to qualify or otherwise fails to obtain treatment as a RIC by failing to satisfy the distribution requirement.  A Fund is subject to the risk that private investment funds may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code.

The Funds intend to hold interests in the private investment funds in non-voting form in order to avoid becoming (i) an “affiliated person” of any private investment fund within the meaning of the 1940 Act and (ii) being subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons.  In order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions, a Fund would be limited to owning less than 5% of the voting securities of each private investment fund. This limitation on owning voting securities is intended to ensure that a private investment fund is not deemed an “affiliated person”, which may, among other things, potentially impose limits on transactions with the private investment fund, both by a Fund and other clients of the Advisor.  Where only voting securities are available for purchase, a Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment.  A Fund may irrevocably waive its rights (if any) to vote its interest in a private investment fund. A Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that a Fund contractually foregoes the right to vote private investment fund securities, the Fund will not be able to vote on matters that may be adverse to the Fund’s interests. As a result, the Fund’s influence on a private investment fund would be diminished, which may consequently adversely affect the Fund and its Investors.  The waiver arrangement should benefit a Fund, as it will enable the Fund to acquire more interests of a private investment fund that the Advisor believes is desirable than the Fund would be able to if it were deemed to be an “affiliate” of the private investment fund within the meaning of the 1940 Act.

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